EXHIBIT (14)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Chief Tax Officer and Senior Vice President of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957
Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230
Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049
Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580
Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity - K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity - O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity
Separate Account VA-5	Distinct AssetsSM
Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of June, 2008.

/s/ Arthur C. Schneider
Arthur C. Schneider Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Executive Vice President and Chief Operating Officer of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957
Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230
Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049
Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580
Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity - K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity - O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity
Separate Account VA-5	Distinct AssetsSM
Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of June, 2008.

/s/ Brenda K. Clancy
Brenda K. Clancy Director, Executive Vice President and Chief Operations Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President, Secretary and General Counsel of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957
Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230
Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049
Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580
Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity - K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity - O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity
Separate Account VA-5	Distinct AssetsSM
Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of June, 2008.

/s/ Craig D. Vermie
Craig D. Vermie Director, Senior Vice President, Secretary and General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Vice President and Corporate Controller of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957
Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230
Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049
Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580
Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity - K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity - O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity
Separate Account VA-5	Distinct AssetsSM
Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of June, 2008.

/s/ Eric J. Martin
Eric J. Martin
Vice President and Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, President and Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957
Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230
Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049
Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580
Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity - K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity - O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity
Separate Account VA-5	Distinct AssetsSM
Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of June, 2008.

/s/ Larry N. Norman
Larry N. Norman
Director, President and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Vice President and Treasurer of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957
Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230
Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049
Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580
Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity - K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity - O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity
Separate Account VA-5	Distinct AssetsSM
Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of June, 2008.

/s/ M. Craig Fowler
M. Craig Fowler
Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Vice President of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957
Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230
Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049
Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580
Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity - K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity - O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity
Separate Account VA-5	Distinct AssetsSM
Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of June, 2008.

/s/ Ron L. Ziegler
Ron L. Ziegler
Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957
Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230
Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049
Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580
Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity - K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity - O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity
Separate Account VA-5	Distinct AssetsSM
Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of June, 2008.

/s/ Kenneth Kilbane
Kenneth Kilbane
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Executive Officer of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica EXTRA Variable Annuity	333-83957
Separate Account VA K	Retirement Income Builder-BAI Variable Annuity	333-76230
Separate Account VA Q	Flexible Premium Variable Annuity - B	333-110049
Separate Account VA R	Flexible Premium Variable Annuity - C	333-109580
Separate Account VA W	Flexible Premium Variable Annuity - G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity - I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity - J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity - K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity - O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity
Separate Account VA-5	Distinct AssetsSM
Retirement Builder Variable Annuity Account	Portfolio Select Variable AnnuitySM	333-07509

IN WITNESS WHEREOF, I have hereunto set my hand this __ day of June, 2008.

/s/ Mark W. Mullin
Mark W. Mullin Director and Chief Executive Officer